Accounting principles (Policies)	12 Months Ended
Dec. 31, 2025
Text block1 [abstract]
Basis for preparation

2.1 Basis of preparation

The Consolidated Financial Statements of Cellectis as of and for the year ended December 31, 2025 were approved by our Board of Directors on March 19, 2026.

Our Consolidated Financial Statements are presented in thousand US Dollars.

The Consolidated Financial Statements have been prepared in accordance with IFRS® Accounting Standards as issued by the International Accounting Standards Board (“IASB”) and in conformity with IFRS Accounting Standards as endorsed by the European Union.

The Consolidated Financial Statements have been prepared using the historical cost measurement basis except for certain assets and liabilities that are measured at fair value in accordance with IFRS Accounting Standards.

IFRS Accounting Standards include International Financial Reporting Standards (“IFRS”), International Accounting Standards (“the IAS”), as well as the interpretations issued by the Standards Interpretation Committee (“the SIC”), and the International Financial Reporting Interpretations Committee (“IFRIC”). The significant accounting methods used to prepare the Consolidated Financial Statements are described below.

Application of new or amended standards

The following pronouncements and related amendments have been adopted by us from January 1, 2025 but had no significant impact on the Consolidated Financial Statements:

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Amendments to IAS 21 regarding the lack of exchangeability of foreign currency (issued in August 2023 and effective for the accounting periods as of January 1, 2025)

Standards, interpretations and amendments issued but not yet effective

The following pronouncements and related amendments are applicable for annual reporting periods beginning after January 1, 2026, as specified below. The Group has not early adopted the following new or amended accounting standards in preparing these consolidated financial statements.

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IFRS 18 Presentation and Disclosure in Financial Statements

IFRS 18 will replace IAS 1 Presentation of Financial Statements and applies for annual reporting periods beginning on or after 1 January 2027. The new accounting standard introduces the following key new requirements.

Entities are required to classify all income and expenses into five categories in the statement of consolidated operations, namely the operating, investing, financing, discontinued operations and income tax categories. Entities are also required to present a newly-defined operating profit subtotal. Entities’ net profit will not change.

Management-defined performance measures (MPMs) are to be disclosed in a single note in the financial statements.

In addition, all entities are required to use the operating profit subtotal as the starting point for the statement of cash flows when presenting operating cash flows under the indirect method.

The Group is still in the process of assessing the impact of the new accounting standard, particularly with respect to the structure of the Group’s statement of consolidated operations, the statement of consolidated cash flows and the additional disclosures required for MPMs. The Group is also assessing the impact on how information is grouped in the financial statements, including for items currently labelled as ‘other’.

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Other accounting standards

The following new and amended accounting standards are not expected to have significant impact on the Group's consolidated financial statements:

- IFRS 19 Subsidiaries without Public Accountability: Disclosures (issued in April 2024 and effective for the accounting periods beginning on or after January 1, 2027)

- Amendments to IFRS 9 and IFRS 7 regarding Contracts Referencing Nature-dependent Electricity (effective for the accounting periods beginning on or after January 1, 2026)

- Classification and Measurement of Financial Instruments – Amendments to IFRS 9 Financial Instruments and IFRS 7 Financial Instruments: Disclosures (effective for the accounting periods beginning on or after January 1, 2026).

Going concern

The consolidated financial statements were prepared on a going concern basis.

With cash and cash equivalents of $61.5 million and deposits (including related accrued interest) of $144.8 million as of December 31, 2025, the Company believes its cash and cash equivalents and deposits will be sufficient to fund its operations for at least twelve months following the publication of our Consolidated Financial Statements.

Our assessment of the period of time through which our financial resources will be adequate to support our operations is a forward-looking statement and involves risks and uncertainties, and actual results could vary as a result of a number of factors. We have based this estimate on assumptions that may prove to be wrong, and we could use our available capital resources sooner than we currently expect or choose to revise our strategy to extend our cash runway.

Going concern

Going concern

The consolidated financial statements were prepared on a going concern basis.

With cash and cash equivalents of $61.5 million and deposits (including related accrued interest) of $144.8 million as of December 31, 2025, the Company believes its cash and cash equivalents and deposits will be sufficient to fund its operations for at least twelve months following the publication of our Consolidated Financial Statements.

Our assessment of the period of time through which our financial resources will be adequate to support our operations is a forward-looking statement and involves risks and uncertainties, and actual results could vary as a result of a number of factors. We have based this estimate on assumptions that may prove to be wrong, and we could use our available capital resources sooner than we currently expect or choose to revise our strategy to extend our cash runway.

Currency of the financial statements

2.2 Currency of the financial statements

The Consolidated Financial Statements are presented in U.S. dollars, which differs from the functional currency of the parent company, Cellectis S.A, which is the euro.

All financial information (unless indicated otherwise) is presented in thousands of U.S. dollars.

Consolidated entities and non-controlling interests

2.3 Consolidated entities and non-controlling interests

Accounting policy

We control all the legal entities included in the consolidation. An investor controls an investee when the investor is exposed to variable returns from its involvement with the investee and has the ability to affect those returns through its power over the investee. Control requires power, exposure to variability of returns and a linkage between the two.

To have power, the investor needs to have existing rights that give it the current ability to direct the relevant activities that significantly affect the investee’s returns.

In order to ascertain control, potential voting rights which are substantial are taken into consideration.

Consolidation of a subsidiary begins when the Group obtains control over the subsidiary and ceases when the Group loses control of the subsidiary.

All intra-group assets and liabilities, equity, income, expenses and cash flows relating to transactions between members of the Group are eliminated in full consolidation.

If the Group loses control of a subsidiary, the subsidiary is deconsolidated as of the date control is lost.

At the date when control is lost, the Group derecognizes the assets and liabilities of the subsidiary and of any non-controlling interests in the former subsidiary at their carrying amounts, and recognizes the fair value of any consideration received from the transaction that resulted in the loss of control and the fair value of any investment retained in the former subsidiary. The Group recognizes any resulting difference as a gain or loss in profit or loss attributable to the parent. The Group also reclassifies to profit or loss, or transfers directly to retained earnings if required by other IFRS Accounting Standards, the amounts recognized in other comprehensive income in relation to the subsidiary.

Investments in associates

Associates are entities in which the Group has significant influence in respect of financial and operating policy decisions, but not control nor joint control.

Investments in associates are accounted for under the equity method and are initially recognized at cost.

The consolidated financial statements include the Group’s share of the total comprehensive income of associates from the date when significant influence is obtained until the date it ceases.

If the Group’s share of losses exceeds its equity interest, the carrying amount of investments consolidated under the equity method is reduced to zero and the Group ceases to recognize its share of future losses unless the Group has a legal or constructive obligation to bear a portion of future losses or to make payments on behalf of the associate.
Foreign currencies

2.4 Foreign currencies

Foreign currency transactions and balances

Transactions in foreign currencies are initially recorded by the Group’s entities at their respective functional currency spot rate at the date the transaction first qualifies for recognition.

Monetary assets and liabilities denominated in foreign currencies are translated into the functional currency using the exchange rate effective at the period end date. Differences arising on settlement or translation of monetary items are recognized as financial income or expenses in profit or loss.

Non-monetary items that are measured in a foreign currency are translated using the exchange rates at the date of the initial transaction. Non- monetary items measured at fair value in a foreign currency are translated using the exchange rates at the date when the fair value is determined. Differences arising on translation of non-monetary items are recognized respectively in profit or loss when the change in fair value of the item is recognized in profit or loss and in OCI when the change in fair value of the item is recognized in OCI.

Foreign currency translation

The assets and liabilities of foreign operations having a functional currency different from the euro (which is the functional currency of the parent company) are translated into euros at the reporting date exchange rate. The income and expenses of foreign operations are translated into euros using the average exchange rate for the year-to-date period, except if exchange rates or the volume and size of transactions fluctuate significantly.

Gains and losses arising from currency translation are recognized in other comprehensive income or loss and will be reclassified subsequently to profit or loss when specific conditions are met.

Consolidated financial statements are then converted into U.S. dollars using the same method, i.e. using:

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the exchange rates at the reporting date for assets and liabilities.
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the average exchange rate of the year for the statements of operations, statements of comprehensive income (loss) and statements of cash flow, except if exchange rates or the volume and size of transactions fluctuate significantly.
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The resulting translation adjustments are included in other comprehensive income (loss) among (i) “currency translation adjustment generated by the parent company” which will not be reclassified subsequently to income or loss from continued operations” when they relate to the parent company and (ii) "Currency translation adjustment" which will be reclassified subsequently to profit or loss when specific conditions are met when they relate to other consolidated entities.

Use of judgment, estimates and assumptions

2.5 Use of judgment, estimates and assumptions

The preparation of these consolidated financial statements requires management to make judgments, estimates and assumptions that affect the reported amounts of revenues, expenses, assets and liabilities, and the accompanying disclosures, including the disclosure of contingent liabilities. Actual amounts may differ from those estimates.

Estimates and assumptions

The key assumptions concerning the future and other key sources of estimation uncertainty at the period end date, that have a significant risk of causing a material adjustment to the carrying amounts of assets and liabilities within the next financial year, are described below. The Group based its assumptions and estimates on parameters available when the consolidated financial statements were prepared. Existing circumstances and assumptions about future developments, however, may change due to market changes or circumstances arising that are beyond the control of the Group. Such changes are reflected in the assumptions when they occur.

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Revenue Recognition: Collaboration Agreements and Licenses (Notes 2.6 and 4.1)
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Valuation of our EIB Warrants (Note 14.1)
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Research Tax Credit (Note 4.1)
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Share-Based Compensation (Note 18)
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Provisions (Note 20)

Accounting treatment of significant transactions

2.6 Accounting treatment of significant transactions

We present below the accounting treatment applied in the Consolidated Financial Statements concerning the collaboration and investment agreements entered into with AstraZeneca Holdings B.V. ("AZ Holdings") and AstraZeneca Ireland Limited ("AZ Ireland") and, together with AZ Holdings and their respective affiliates, "AstraZeneca". The purpose of this section is to bring together information on these transactions and their accounting treatment in the Group's financial statements. It is supplemented by information on the specific financial statement items impacted by these transactions in the notes to the financial statements dedicated to these items hereafter.

On November 1, 2023, Cellectis and AstraZeneca announced that they entered into a Joint Research and Collaboration Agreement (the “AZ JRCA”) and an Initial Investment Agreement ("IIA").

Pursuant to the AZ JRCA, AZ Ireland and Cellectis agreed to collaborate to develop up to 10 novel cell and gene therapy candidate products, selected from a larger pool of potential targets identified by AZ Ireland, for human therapeutic, prophylactic, palliative, and analgesic purposes. Each party will be responsible for performing research and development activities based on research plans (each a "Research Plan") to be agreed upon throughout the initial five-year collaboration term under the AZ JRCA.

Pursuant to the IIA, AZ Holdings made an initial equity investment of $80 million in Cellectis by subscribing to 16,000,000 ordinary shares at a price of $5.00 per share (the “Initial Investment”). Following the Initial Investment, AZ Holdings owned approximately 22% of the share capital and 21% of the voting rights of the Company.

Following this first equity investment of AZ Holdings on November 14, 2023, Cellectis and AZ Holdings signed the SIA for an additional equity investment of $140 million ("the Subsequent Investment") by AZ Holdings that was subject to the fulfillment of certain closing conditions. The additional investment was made by way of subscription of 10,000,000 Class A Preferred Shares and 18,000,000 Class B Preferred Shares, in each case at a price of $5.00 per share. Both classes of preferred shares benefit from a liquidation preference and are convertible into ordinary shares with the same rights as the outstanding ordinary shares on a one-for-one basis. This additional investment was completed on May 3, 2024.

Interdependence of the Initial Investment Agreement and the Subsequent Investment Agreement with the AZ JRCA

The IIA and the AZ JRCA were both signed on November 1, 2023, and the SIA was subsequently signed on November 14, 2023. The IIA, SIA and AZ JRCA were negotiated concurrently, and the execution of the IIA was a condition to the signing of the AZ JRCA. In addition, for both the IIA and the SIA, the price per share pursuant to such agreements was set at a level significantly higher than the quoted market price for the Company’s ordinary shares at their respective signing dates.

Considering all these factors, we concluded that in accordance with IFRS Accounting Standards and for accounting purposes only, the IIA, SIA and AZ JRCA are accounted for as a single transaction as they were not negotiated independently based upon market conditions.

Therefore, in accordance with applicable IFRS Accounting Standards, we allocated a portion of the proceeds received from AZ Holdings under the IIA and the initial fair value of the derivative recognized for the SIA (see below “Accounting treatment of the Subsequent Investment Agreement”) to the AZ JRCA as additional consideration for the services to be rendered under the AZ JRCA, which is recorded as deferred revenue.

To estimate the portion of the share purchase price that exceeds fair value, we first assessed the fair value of both investment agreements at the date of initial recognition (i.e., on November 1, 2023 for the IIA and on November 14, 2023 for the SIA) and allocated to the AZ JRCA a portion of the share purchase proceeds equal to the difference between this initial fair value determination and the transaction price, i.e. the proceeds. As the proceeds from the SIA were zero at inception on November 14, 2023, the initial fair value of the SIA is allocated in full to the AZ JRCA.

The fair value of the IIA at the initial recognition date was determined in accordance with IFRS 13 Fair Value Measurement accounting standard based upon Cellectis' quoted share price at the date of signature, as follows:

As of November 1, 2023
Number of shares issued	16,000,000
Spot share price (in €)	2.63
Spot foreign exchange rate	1.05
Fair value of shares in $ thousands	44,272
Proceeds received in $ thousands	80,000
Proceeds reallocated to the JRCA in $ thousands	35,728

The valuation method and parameters used to estimate the fair value of the SIA at initial recognition date is detailed in the section "Accounting treatment of the Subsequent Investment Agreement" below. The initial fair value of the SIA was $48.4 million.

In accordance with applicable IFRS Accounting Standards, we allocated $35.7 million of the proceeds received from the sale of ordinary shares pursuant to the IIA to the AZ JRCA and $48.4 million, representing the fair value of the derivative pursuant to the SIA to the AZ JRCA as explained below.

As the additional consideration is fixed from the inception of the IIA and SIA, it is reflected in the AZ JRCA transaction price from inception and recorded as deferred revenue totaling $84.1 million. The corresponding income will be recognized as revenue in profit and loss, in accordance with the characteristics of AZ JRCA performance obligations, when satisfied.

Accounting treatment of the Subsequent Investment Agreement

At signing date of the SIA, the closing of this additional equity investment was subject to:

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the approval of the extraordinary general meeting of the shareholders of Cellectis. The meeting was held on December 22, 2023 and approved the creation of the convertible preferred shares “class A” and “class B” and the delegation of its share capital increase power to the Board of Directors,
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clearance of such investment from the French Ministry of Economy according to the foreign direct investment French regulations, and
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other customary closing conditions.

As of December 31, 2023 and until the closing of the additional equity investment, the contract met all derivatives criteria and the “fixed for fixed” condition set in IAS 32 for equity classification was not met. The contract was therefore recognized according to the principles of IFRS 9, under which the derivative instrument is recognized at its fair value with any subsequent change of fair value recognized in profit and loss.

This additional investment was completed on May 3, 2024. The cash received has been recognized on the balance sheet, the derivative has been derecognized, and any difference between the cash received and the fair value of the derivative at closing date has been recognized against share premium and share capital.

Valuation of the derivative

On November 14, 2023, the execution of the SIA constituted a commitment by AZ Holdings and did not constitute a firm commitment by Cellectis to deliver the shares, as completion of the transaction remained subject to conditions precedent, including the approval by the Cellectis shareholders general meeting. The shareholders general meeting approved this transaction on December 22, 2023.

Based on these facts, we value the SIA at initial recognition as a put option held by Cellectis with a maturity on the date of the shareholders general meeting. From the date of approval at Cellectis' shareholders general meeting, we value the SIA as a forward sale of new shares, with a maturity on the expected date of completion of the investment. The absence of dividends and the short residual maturity of the forward sale make the two types of instruments economically similar and this distinction has limited impact on the valuation.

The fair value of the derivative is estimated as follows:

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Based on the expected maturity of the derivative by management, we estimated fair value conditional on completion of the transaction using a valuation model with observable inputs, such as the Cellectis share price, risk-free rate and forward exchange rate. The inputs are detailed in the table below.
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We applied to this conditional fair value a weighting based on management's estimate of the probability of the transaction being completed (i.e. of the remaining conditions precedent being fulfilled). To estimate this probability of occurrence, we have estimated for each condition precedent the probability that it will be fulfilled on the basis of empirical, qualitative and quantitative criteria at each valuation date.

Given the absence of significant movement in the share price on and after November 14, 2023, we consider that the market was already anticipating this investment on November 14, 2023, and consequently that valuations should not be adjusted for dilutive effects.

As the valuation is based on both observable and unobservable inputs (mainly the probability of investment completion and the expected life of the derivative), this is a level 3 instrument under the IFRS 13 fair value hierarchy.

At initial recognition on November 14, 2023, as of December 31, 2023 and as of May 3, 2024 (i.e. the closing date of the SIA), assumptions used and estimated fair value are as follows:

	As of November 14, 2023	As of December 31, 2023	As of May 3, 2024
Number of shares to be issued	28,000,000	28,000,000	28,000,000
Subscription price (in $)	5.00	5.00	5.00
Expected life of derivative (in years)	0.11	0.25	0.00
Spot share price (in €)	2.33	2.76	2.76
Foreign exchange rate	1.09	1.10	1.07
Risk-free rate at maturity	5.7%	5.5%	n.a.
Volatility	119.6%	n.a.	n.a.
Probability of transaction completion	72.0%	81.0%	100.0%
Fair value in $ thousands	48,365	42,694	56,970

We performed fair value sensitivity tests on assumptions that are sensitive and require management's judgment (i.e. the probability of investment completion and the expected life of the derivative). The results of these tests are presented below.

Sensitivity of the derivative fair value to the probability of transaction completion

Fair value in $ thousands	As of November 14, 2023	As of December 31, 2023
Probability of transaction completion -2%	47,022	41,640
Expected probability of transaction completion estimated by management	48,365	42,694
Probability of transaction completion +2%	49,709	43,748

Sensitivity of the derivative fair value to the expected life of the derivative

Fair value in $ thousands	As of December 31, 2023
Expected life of derivative +1 month	42,197
Expected life of derivative estimated by management	42,694
Expected life of derivative -1 month	43,194

The sensitivity of the fair value to the expected life of the derivative at the initial recognition date is not presented, as the estimated term of the derivative at that date corresponds to the date of the Cellectis shareholders' meeting called to authorize the transaction, which was already a fixed and known date.

At initial recognition, the fair-value measurement of the derivative was $48.4 million. The fair value of this instrument was remeasured on December 31, 2023 and on May 3, 2024 and respectively amounted to $42.7 million and $57.0 million. The difference in fair value measurement of $5.7 million between initial recognition and December 31, 2023 has been recognized in financial expense in the year ended December 31, 2023. The difference in fair value measurement of $14.3 million between December 31, 2023 and May 3, 2024 has been recognized in financial income in profit and loss in the year ended December 31, 2024. The fair value of the derivative has been fully derecognized in the year ended December 31, 2024. The payment of $140.0 million received in May 2024 was recorded on the statement of consolidated cash flows for i) $57.0 million in "Decrease (increase) in trade receivables and other current assets" as part of cash flows from operating activities, and ii) $82.8 million (after deduction of transaction costs) in "Increase in share capital of Cellectis" as part of cash flows from financing activities.

Analysis of the Joint Research Collaboration Agreement

In addition to an upfront payment of $25 million made by AZ Ireland to Cellectis under the AZ JRCA, AZ Ireland agreed to reimburse Cellectis for its budgeted research costs associated with targets identified under the AZ JRCA. Cellectis is also eligible to receive an option exercise fee and development, regulatory and sales-related milestone payments, plus tiered royalties based on the sale of Licensed Products (as defined in the AZ JRCA).

On November 17, 2025, AZ Ireland and Cellectis entered into an amendment to the JRCA to prospectively change the structure of the milestone payments, leading to an aggregate amount of up to $80 million to up to $253 million per each of the 10 candidate products (vs. up to $70 million to up to $220 million per candidate products previously).

As part of our analysis of the AZ JRCA under IFRS 15 requirements, we concluded that the $25 million upfront payment is to be included in the transaction price at contract inception and allocated to each research activity performance (see below "Analysis of Cellectis' performance obligations") on a reasonable basis.

Analysis of Cellectis' performance obligations under the Joint Research Collaboration Agreement

We consider Cellectis renders two promises under each of the Research Plans. In particular, Cellectis and AZ Ireland enter into (i) a service component in the form of delegated research activities, and (ii) a license component in the form of an option to license over the intellectual property created as part of the AZ JRCA, granted by Cellectis to AZ Ireland if AZ Ireland exercises its option. Both components are essential and highly inter-related and therefore constitute a combined performance obligation.

The combined performance obligation is satisfied over time because, subject to the terms of the AZ JRCA, AZ Ireland has an exclusive right over intellectual property created as part of each Research Plan. As a consequence, Cellectis would not have right over such intellectual property and therefore no alternative use outside of the performance of the Research Plan, and Cellectis has an enforceable right to payment for performance completed to date.

Cellectis’ obligation to generate intellectual property over which AZ Ireland will have exclusive right is limited to the Research Plan activities and there will be no further research activities after completion of each Research Plan. Therefore, the combined performance obligation under a Research Plan is satisfied over the Research Plan term, i.e. over the period during which Cellectis will render the research activities.

Under each Research Plan, we measure the progress of our performance obligations based on research costs incurred in relation to the total costs budgeted for that Research Plan.

We are allocating upfront payments totaling $109.1 million, i.e. the AZ JRCA upfront payment of $25.0 million, the IIA upfront payment of $35.7 million and the initial fair value of the SIA derivative of $48.4 million, to each of the Research Plans on a reasonable basis.

We evaluate the transaction price allocated to each Research Plan at each period-end, including variable elements in the transaction price only if it is highly probable that a significant reversal will not occur, and taking into account the share of upfront payments allocated to each Research Plan. We apply to this total the percentage of completion determined as described above to determine the revenue to be recognized in profit and loss for each Research Plan.